UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2016
WESTERN REFINING LOGISTICS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36114 (Commission File Number)	46-3205923 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200
El Paso, Texas 79901
(Address of principal executive office and zip code)
(915) 534-1400
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
On February 1, 2016, the Board of Directors of Western Refining Logistics GP, LLC, the general partner of Western Refining Logistics, LP (the “Partnership”), declared a quarterly cash distribution for the fourth quarter 2015 of $0.3925 per unit. The distribution will be paid on February 26, 2016, to all unitholders of record at the close of market on February 11, 2016. On February 1, 2016, the Partnership issued a press release announcing this cash distribution. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated February 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By: Western Refining Logistics GP, LLC, its
general partner

By: /s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Executive Vice President and Interim Chief Financial Officer

Dated: February 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 1, 2016